EXHIBIT  32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, Kelly Yang, the Chief Executive Officer, President and Chief Financial Officer of Vizario, Inc. (the "Company"), DOES HEREBY CERTIFY, that:

         1. The Company's Quarterly Report on Form 10-QSB/A for the quarter ended September 30, 2005 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         2.  The  information  contained in the Report fairly  presents,  in all
             material   respects,   the  financial   condition  and  results  of
             operations of the Company.

        IN WITNESS WHEREOF, each of the undersigned has executed this statement this 7th day of December, 2005.



                                By  /s/ Kelly Yang
                                  ----------------------------------------------
                                  Kelly Yang, Chief Executive Officer, President and Chief Financial Officer


        A signed original of this written statement required by Section 906 has been provided to Vizario, Inc. and will be retained by Vizario, Inc. and furnished to the Securities and Exchange Commission or it staff upon request.